UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 932-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 20, 2010, at the Company’s Annual Meeting of Stockholders, the stockholders approved the following:

•

The election of Robert W. Matschullat, Cathy E. Minehan, David J. Pang, William S. Shanahan and John A. Swainson as Class III Directors to serve on the Company’s board of directors until the Company’s annual meeting in 2013; and

•	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2010.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. All information in the press release is furnished but not filed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Visa Inc., dated January 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.
Date: January 20, 2010

	By:	/s/ JOSEPH W. SAUNDERS
Joseph W. Saunders
Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Visa Inc., dated January 20, 2010.